SYMMETRY PANORAMIC TRUST

Symmetry Panoramic Global Equity Fund (the “Fund”)

Supplement dated November 15, 2018 to the currently effective Prospectus and Statement of
Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and Statement of Additional Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

The following changes are made to the Prospectus:

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In the section of the Prospectus entitled “Fund Summaries -- Symmetry Panoramic Global Equity Fund,” the sixth paragraph and the first two sentences of the seventh paragraph under the “Principal Investment Strategies” heading are deleted in their entirety and replaced with the following:

The Fund will utilize a “multi-manager” approach whereby the Fund’s assets are allocated to one or more Sub-Advisers in percentages determined at the discretion of the Adviser. Each Sub-Adviser will act independently from the others and utilize its own distinct investment style. Additionally, each Sub-Adviser will operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Trust and the Adviser have applied for an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that would permit Symmetry, subject to certain conditions, and without the approval of shareholders, to hire and fire Sub-Advisers.  The application for exemptive relief is subject to the approval of the SEC and there is no assurance that the application will be approved.

At this time, AQR Capital Management, LLC (“AQR”) has been appointed as a Sub-Adviser to the Fund.  However, until the Fund has sufficient assets to invest in an efficient manner directly in a diversified portfolio of equity securities of U.S. and non-U.S. companies, the Adviser expects to manage the Fund directly by investing in Underlying Funds as described above, and the Adviser does not expect to allocate a portion of the Fund’s assets to AQR.  Once the Fund has sufficient assets, in the Adviser’s sole discretion, however, the Adviser anticipates that it will allocate a portion of the Fund’s assets to AQR.

AQR generally will invest its allocated portion of the Fund in equity securities of U.S. and non-U.S. companies, including non-U.S. companies in both developed and emerging markets. AQR’s investments in U.S. companies will generally be in large-cap companies, which for U.S. companies AQR generally considers to be those companies with market capitalizations within the range of the Russell 1000 Index at the time of purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.